NEWBUILDINGS	12 Months Ended
Dec. 31, 2022
Newbuildings [Abstract]
NEWBUILDINGS	NEWBUILDINGS
The carrying value of our newbuildings at December 31, 2022 of $91.9 million.

In June 2022, we entered into agreements to construct a total of three Kamsarmax vessels. The vessels are expected to be delivered to us during 2024.

In the second half of 2021, we entered into an agreement for the construction of seven high-specification latest generation 85,000 dwt ECO-type Kamsarmax vessels. The contract price is payable in several installments between the fourth quarter of 2021 and the first quarter of 2024. Four out of these seven newbuildings are expected to be delivered in the first half of 2023, two are expected to be delivered to us by the end of 2023 and the last one expected to be delivered in 2024.

In 2022, we paid installments, net of commissions, in total of $53.4 million. In 2021, we paid installments, net of commissions, of $35.6 million. In 2022 we capitalized interest expense of $2.4 million for our ten Kamsarmax newbuildings.

Remaining Kamsarmax newbuildings commitments of $255.6 million will be partially financed with the proceeds from the sales of older vessels, including the sale of Golden Strength (refer to Note 30, ''Subsequent Events''), cash on hand, operating cash flows and debt financing to be established closer to the delivery of the newbuildings.
As part of the Vessel Acquisitions in 2021 we acquired three newbuildings through acquisition of shares of three special purpose companies ("SPCs") with shipbuilding contracts (Golden Spray, Golden Fast and Golden Furious). Total consideration transferred for the shares in the SPCs amounted to $44.2 million, representing the purchase price, less remaining capital expenditure commitments, and in addition included $0.6 million working capital payment which was recorded as ‘Other assets’. Further, final payments to the shipyards for all three of these newbuildings amounted to $68.4 million, which was paid in 2021 net of $2.5 million penalty received from shipyards for late delivery of newbuildings (liquidated damages). In order to make a final settlement with the shipyards, we made a cash draw down on $413.6 million Sterna facility of $63.0 million. Out of total $2.5 million in liquidated damages received from the shipyards by us, $2.2 million were reimbursed to Hemen (for the period when newbuildings belonged to Hemen). In addition, we paid $2.1 million predelivery and technical supervision costs. Total newbuilding balance of $116.4 million was transferred to Vessel and Equipment upon delivery of newbuildings. Golden Spray, Golden Fast and Golden Furious were delivered in 2021 and there is no remaining newbuildings balance for Golden Spray, Golden Fast and Golden Furious as of December 31, 2022 or December 31, 2021.